EXHIBIT 99.1




      CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
              "CORPORATE RESPONSIBILITY FOR FINANCIAL REPORTS"


I, J. Joseph King, Vice Chairman and Chief Executive Officer of Molex Incorporated, certify that:

1. The quarterly report on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.




Date:   November 8, 2002              /s/ J. JOSEPH KING
                                       -------------------
                                       J. Joseph King
                                       Vice Chairman and
                                       Chief Executive Officer





I, Robert B. Mahoney, Executive Vice President, Treasurer and Chief Financial Officer of Molex Incorporated, certify that:

1. The quarterly report on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in this quarterly report fairly presents, in all material respects, the financial condition of the Company.




Date:   November 8, 2002              /s/ ROBERT B. MAHONEY
                                      -----------------------
                                      Robert B. Mahoney
                                      Executive Vice President, Treasurer
                                      and Chief Financial Officer